UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2013 (September 27, 2013)

American Realty Capital Healthcare Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54688	27-3306391
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
American Realty Capital Healthcare Trust, Inc. (the "Company") previously filed a Current Report on Form 8-K on October 3, 2013 (the "Original Form 8-K") reporting its acquisition of fee simple and leasehold interests in a portfolio of 11 medical office buildings located in: Buckeye, Arizona; Florida (Aventura and Tallahassee); Fort Wayne, Indiana (two properties); Guilderland, New York; Springfield, Pennsylvania (three properties); Spartanburg, South Carolina; and Richmond, Virginia.
The Company expects to complete the acquisition of fee simple and leasehold interests in two additional medical office buildings located in Lynn Haven and Panama City, Florida. The sellers of the properties are Bay Medical MOB LaSalle Medical Office II, L.L.C. (f/k/a Panama MOB Owners LLC) and Bay Medical Plaza LaSalle Medical Office II, L.L.C. (f/k/a Panama II MOB Owners LLC). The aggregate contract purchase price of the properties is $35.1 million. Such sellers do not have a material relationship with the Company and the acquisition was and will not be an affiliated transaction.
This Amended Current Report on Form 8-K/A is being filed for the purposes of amending the Original Form 8-K to provide (i) the financial information related to such acquisition required by Item 9.01 (assuming the acquisition of the LaSalle Portfolio (as defined below)) (ii) certain additional information with respect the Company's acquisition of fee simple and leasehold interests in a portfolio of 13 medical office buildings located in: Buckeye, Arizona; Florida (Aventura, Lynn Haven, Panama City and Tallahassee); Fort Wayne, Indiana (two properties); Guilderland, New York; Springfield, Pennsylvania (three properties); Spartanburg, South Carolina; and Richmond, Virginia (the "LaSalle Portfolio") and (iii) to add such information to Item 2.01 of the Original Form 8-K.  No other changes have been made to the Original Form 8-K.
Item 2.01. Completion of Acquisition or Disposition of Assets
The following two paragraphs are added to the end of the disclosure under Item 2.01 of the Original Form 8-K.
 In evaluating the LaSalle Portfolio as a potential acquisition and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors including: location; demographics; credit quality of the tenants; duration of the in-place leases; strong occupancy and the fact that the overall rental rates are comparable to market rates; expenses; utility rates; ad valorem tax rates; maintenance expenses; the level of competition in the rental market; and the lack of anticipated capital improvements.
 The Company believes that the LaSalle Portfolio is well located, has acceptable roadway access and is well maintained. The LaSalle Portfolio is subject to competition from similar properties within its respective market area, and the economic performance of the tenants of the LaSalle Portfolio could be affected by changes in local economic conditions. The Company did not consider any other factors material or relevant to the decision to acquire the LaSalle Portfolio, nor, after reasonable inquiry, is the Company aware of any material factors other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.
Item 9.01. Financial Statements and Exhibits.

Report of Independent Certified Public Accounting Firm

Stockholders and Board of Directors
American Realty Capital Healthcare Trust, Inc.
We have audited the accompanying combined statement of revenues and certain expenses (the “combined statement”) of thirteen properties known as the LaSalle Portfolio for the year ended December 31, 2012. Eleven of the properties were formerly owned by wholly owned subsidiaries of LaSalle Medical Office Fund II (LMOF II Springfield Limited Partnership, Montecito Medical - Stony Point, LLC, Montecito Medical - Dupont Road, LLC, Montecito Medical - Jefferson Street, LLC, Montecito Medical - Biscayne, LLC, Spartanburg LaSalle Medical Office, LLC, Montecito Medical - Care Drive, LLC, St. Peter’s LaSalle Medical Office, LLC, and MOF Buckeye, LLC.), and two are currently owned by wholly owned subsidiaries of LaSalle Medical Office Fund II (Bay Medical MOB LaSalle Medical Office II, LLC, Bay Medical Plaza LaSalle Medical Office II, LLC).
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of this combined statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statement that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on this combined statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the combined statement referred to above present fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the combined statement of the LaSalle Portfolio for the year ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.
Emphasis of a Matter
The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of U.S. Securities and Exchange Commission and for inclusion in a Form 8-K of American Realty Capital Healthcare Trust, Inc., as described in Note 1 to the combined statement, and is not intended to be a complete presentation of the LaSalle Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ WEISERMAZARS LLP

Fort Washington, Pennsylvania
December 9, 2013

THE LASALLE PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(In thousands)

	Nine Months Ended	Year Ended
	September 30, 2013	December 31, 2012
	(Unaudited)
Revenues:
Rental income	$10,658	$14,143
Operating expense reimbursements	2,622	3,018
Total revenues	13,280	17,161

Certain expenses:
Real estate taxes	845	936
Property operating	1,910	2,566
Insurance	86	95
Total certain expenses	2,841	3,597
Revenues in excess of certain expenses	$10,439	$13,564
 The accompanying notes are an integral part of these Combined Statements of Revenues and Certain Expenses.

THE LASALLE PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(References made to the nine months ended September 30, 2013 are unaudited)

1. Background and Basis of Presentation
The accompanying Combined Statements of Revenues and Certain Expenses ("Historical Summary") includes the operations of the fee simple and leasehold interests in a portfolio of 13 medical office buildings located in: Buckeye, Arizona; Florida (Aventura, Lynn Haven, Panama City and Tallahassee); Fort Wayne, Indiana (two properties); Guilderland, New York; Springfield, Pennsylvania (three properties); Spartanburg, South Carolina; and Richmond, Virginia (the "LaSalle Portfolio") for the nine months ended September 30, 2013 and the year ended December 31, 2012. American Realty Capital Healthcare Trust, Inc. (the "Company") acquired 11 medical office buildings located in: Buckeye, Arizona; Florida (Aventura and Tallahassee); Fort Wayne, Indiana (2 properties); Guilderland, New York; Springfield, Pennsylvania (3 properties); Spartanburg, South Carolina; and Richmond, Virginia (the "Purchased LaSalle Portfolio") on September 27, 2013 for an aggregate purchase price of $170.9 million. The Company expects to complete the acquisition of fee simple and leasehold interests in two additional medical office buildings located in Lynn Haven and Panama City, Florida (the "Remaining LaSalle Portfolio") in December 2013 for an aggregate purchase price of $35.1 million. Although the closing of the Remaining LaSalle Portfolio is subject to certain conditions, including the completion of due diligence, there can be no assurance that the Company will acquire the Remaining LaSalle Portfolio. However, the Company believes that the completion of the Remaining LaSalle Portfolio is probable.
The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the "SEC"), which requires that certain information with respect to real estate operations be included with certain SEC filings. An audited statement of revenues and certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors:  (a) the LaSalle Portfolio was and will be acquired from an unaffiliated party; and (b) based on due diligence of the LaSalle Portfolio by the Company, management is not aware of any material factors relating to the LaSalle Portfolio that would cause this financial information not to be indicative of future operating results.
2.  Summary of Significant Accounting Policies
The Historical Summary included herein was prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and with the special instructions for real estate operations to be acquired under Rule 3-14 of Regulation S-X. The information furnished includes all adjustments and accruals of a normal recurring nature, which, in the opinion of management, are necessary for a fair presentation of results for the interim periods. The results of operations for the nine months ended September 30, 2013 are not necessarily indicative of the results for the entire year or any subsequent interim period.
Revenue Recognition
Under the terms of the leases, the tenants pay monthly expense reimbursements to the property's owner for certain expenses. Reimbursements from the tenants are recognized as revenue in the period the applicable expenses are incurred. Rental income includes the effect of amortizing the aggregate minimum lease payments over the terms of the leases, which amounted to an increase to rental income of $0.6 million and $0.8 million over the rent payments received in cash for the nine months ended and year ended September 30, 2013 and December 31, 2012, respectively.
The following table lists the tenants whose annualized rental income on a straight-line basis represented greater than 10% of total annualized rental income for all tenants on a straight-line basis as of September 30, 2013 and December 31, 2012:

Tenant	September 30, 2013	December 31, 2012
Crozer-Keystone Health System	31.0%	31.5%
Bay County Health System, LLC	17.2%	17.5%
Spartanburg Regional Health Services District, Inc.	10.5%	10.1%
The termination, delinquency or non-renewal of one of the above tenants may have a material adverse effect on revenues. No other tenant represents more than 10% of annualized rental income as of September 30, 2013 and December 31, 2012.
Use of Estimates
The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the Historical Summary.

THE LASALLE PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(References made to the nine months ended September 30, 2013 are unaudited)

3. Future Minimum Base Rental Payments
The following table presents future minimum base cash rental payments due to the Company subsequent to September 30, 2013.  These amounts exclude contingent rental payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes among other items.  At September 30, 2013, the LaSalle Portfolio was 97.3% leased under non-cancelable operating leases with a remaining lease term of 9.9 years on a weighted average basis. Future minimum base rental payments are as follows:

(In thousands)	Future Minimum Base Rental Payments
October 1, 2013 — December 31, 2013	$3,564
2014	14,065
2015	13,756
2016	13,033
2017	12,637
2018 and thereafter	93,026
Total	$150,081
4. Subsequent Events
The Company has evaluated subsequent events through December 9, 2013, the date which this Historical Summary has been issued, and has determined that there have not been any events that have occurred that would require adjustments to the disclosures in the Historical Summary.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2013
(In thousands)

The following Unaudited Pro Forma Consolidated Balance Sheet is presented as if American Realty Capital Healthcare Trust, Inc. (the "Company") had acquired the fee simple and leasehold interests in two medical office buildings located in Lynn Haven and Panama City, Florida (the "Remaining LaSalle Portfolio") as of September 30, 2013. The Company acquired 11 medical office buildings located in: Buckeye, Arizona; Florida (Aventura and Tallahassee); Fort Wayne, Indiana (two properties); Guilderland, New York; Springfield, Pennsylvania (three properties); Spartanburg, South Carolina; and Richmond, Virginia (the "Purchased LaSalle Portfolio") on September 27, 2013 and as such, the balances for those properties are reflected in the historical Balance Sheet as of September 30, 2013, as previously filed with the U.S. Securities and Exchange Commission in the Company's Quarterly Report on From 10-Q for the quarter ended September 30, 2013 on November 13, 2013. This financial statement should be read in conjunction with the Unaudited Pro Forma Consolidated Statement of Operations and the Company's historical financial statements and notes thereto in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the Remaining LaSalle Portfolio as of September 30, 2013, nor does it purport to present the future financial position of the Company. Although the closing of the Remaining LaSalle Portfolio is subject to certain conditions, including the completion of due diligence, there can be no assurance that the Company will acquire the Remaining LaSalle Portfolio. However, the Company believes that the completion of the Remaining LaSalle Portfolio is probable.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2013
(In thousands)

	American Realty Capital Healthcare Trust, Inc.(1)	Remaining LaSalle Portfolio		Pro Forma American Realty Capital Healthcare Trust, Inc.
ASSETS
Real estate investments, at cost:
Land	$112,766	$782	(2)	$113,548
Buildings, fixtures and improvements	1,147,659	30,452	(2)	1,178,111
Construction in progress	4,819	—		4,819
Acquired intangible lease assets	158,804	3,825	(2)	162,629
Total real estate investments, at cost	1,424,048	35,059		1,459,107
Less: accumulated depreciation and amortization	(61,156)	—		(61,156)
Total real estate investments, net	1,362,892	35,059		1,397,951
Cash and cash equivalents	308,911	(16,395)		292,516
Restricted cash	1,244	—		1,244
Investment securities, at fair value	16,584			16,584
Receivable for sale of common stock	—	—		—
Prepaid expenses and other assets	19,445	—		19,445
Due from affiliate	4,670	—		4,670
Deferred costs, net	21,887	236	(3)	22,123
Total assets	$1,735,633	$18,900		$1,754,533
LIABILITIES AND EQUITY
Mortgage notes payable	$239,067	$18,900	(4)	$257,967
Mortgage premiums, net	3,002	—		3,002
Below market lease liabilities, net	5,742	—		5,742
Derivatives, at fair value	376	—		376
Accounts payable and accrued expenses	14,413	—		14,413
Deferred rent and other liabilities	2,310	—		2,310
Distributions payable	9,997	—		9,997
Total liabilities	274,907	18,900		293,807
Common stock	1,788	—		1,788
Additional paid-in capital	1,576,011	—		1,576,011
Accumulated other comprehensive loss	(3,241)	—		(3,241)
Accumulated deficit	(117,649)			(117,649)
Total stockholders' equity	1,456,909	—		1,456,909
Non-controlling interests	3,817	—		3,817
Total equity	1,460,726	—		1,460,726
Total liabilities and equity	$1,735,633	$18,900		$1,754,533
The accompanying notes are an integral part of this Unaudited Pro Forma Consolidated Balance Sheet.

AMERICAN REALTY CAPITALHEATHRCARE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(1) Reflects the Company's historical Balance Sheet as of September 30, 2013, as previously filed.
(2) Reflects the acquisition of the Remaining LaSalle Portfolio for an aggregate base purchase price of $35.1 million.
The Company allocates the purchase price of acquired properties to tangible and identifiable intangible assets acquired based on their respective fair values. Tangible assets include land, land improvements, buildings, fixtures and tenant improvements on an as-if vacant basis. The Company utilizes various estimates, processes and information to determine the as-if vacant property value. Estimates of value are made using customary methods, including data from appraisals, comparable sales, discounted cash flow analysis and other methods. Identifiable intangible assets include amounts allocated to acquire leases for above- and below-market lease rates and the value of in-place leases. Depreciation is computed using the straight-line method over the estimated lives of forty years for buildings, fifteen years for land improvements, five years for fixtures and the shorter of the useful life or the remaining lease term for tenant improvements.
The aggregate value of intangible assets related to in-place leases is primarily the difference between the property valued with existing in-place leases adjusted to market rental rates and the property valued as if vacant. Factors considered in the analysis of the in-place lease intangibles include an estimate of carrying costs during the expected lease-up period for each property, taking into account current market conditions and costs to execute similar leases. In estimating carrying costs, the Company includes real estate taxes, insurance and other operating expenses and estimates of lost rentals at market rates during the expected lease-up period, which is estimated to be nine months. Estimates of costs to execute similar leases including leasing commissions, legal and other related expenses are also utilized. The value of in-place leases is amortized to expense over the initial term of the respective lease, which ranges from nine to 14 years. If a tenant terminates its lease, the unamortized portion of the in-place lease value and intangible is charged to expense.
Above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between the contractual amounts to be paid pursuant to the in-place leases and management's estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market lease intangibles are amortized as a decrease to rental income over the remaining term of the lease.  The capitalized below-market lease values will be amortized as an increase to rental income over the remaining term and any fixed rate renewal periods provided within the respective leases. In determining the amortization period for below-market lease intangibles, the Company initially will consider, and periodically evaluate on a quarterly basis, the likelihood that a lessee will execute the renewal option.  The likelihood that a lessee will execute the renewal option is determined by taking into consideration the tenant's payment history, the financial condition of the tenant, business conditions in the industry in which the tenant operates and economic conditions in the area in which the property is located.
In making estimates of fair values for purposes of allocating purchase price, the Company utilizes a number of sources, including independent appraisals that may be obtained in connection with the acquisition or financing of the respective property and other market data. The Company also considers information obtained about each property as a result of pre-acquisition due diligence, as well as subsequent marketing and leasing activities, in estimating the fair value of the tangible and intangible assets acquired and intangible liabilities assumed. The allocations presented in the accompanying Unaudited Pro Forma Consolidated Balance Sheet are substantially complete; however, there are certain items that will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.

(3)
Reflects an estimate of deferred financing costs associated with the assumption of $18.9 million in mortgage notes payable upon the acquisition of the Remaining LaSalle Portfolio. Deferred financing costs includes $0.1 million in financing coordination fees expected to be incurred from American Realty Capital Healthcare Advisors, LLC, the Company's affiliated advisor.

(4)
The Company will assume $18.9 million in mortgage note payable in connection with its acquisition with the Remaining LaSalle Portfolio that bears interest at a rate of 6.52% and requires only monthly interest payments, with the principal balance due on the maturity date in August 2017.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND THE YEAR ENDED DECEMBER 31, 2012

The following Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2013 and year ended December 31, 2012 are presented as if American Realty Capital Healthcare Trust, Inc. (the "Company") had acquired fee simple and leasehold interests in a portfolio of 13 medical office buildings located in: Buckeye, Arizona; Florida (Aventura, Lynn Haven, Panama City and Tallahassee); Fort Wayne, Indiana (two properties); Guilderland, New York; Springfield, Pennsylvania (three properties); Spartanburg, South Carolina; and Richmond, Virginia (the "LaSalle Portfolio") as of the beginning of the periods presented. These financial statements should be read in conjunction with the Unaudited Pro Forma Consolidated Balance Sheet and the Company's historical financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company acquired the LaSalle Portfolio as of the beginning of the periods presented, nor does it purport to present the future results of operations of the Company.
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2013:

(In thousands)	American Realty Capital Healthcare Trust, Inc. (1)	LaSalle Portfolio (2)	Pro Forma Adjustments LaSalle Portfolio		Pro Forma American Realty Capital Healthcare Trust, Inc.
Revenues:
Rental income	$66,157	$10,517	$521	(3)	$77,195
Operating expense reimbursements	7,522	2,612	—		10,134
Resident services and fee income	3,083	—	—		3,083
Total revenues	76,762	13,129	521		90,412
Operating expenses:
Property operating and maintenance	26,576	2,830	—		29,406
Acquisition and transaction related	7,858	—	—		7,858
General and administrative	2,928	—	—		2,928
Depreciation and amortization	41,548	—	9,360	(4)	50,908
Total operating expenses	78,910	2,830	9,360		91,100
Operating income (loss)	(2,148)	10,299	(8,839)		(688)
Other income (expenses):
Interest expense	(10,754)	—	(980)	(5)	(11,734)
Income from investment securities	561	—	—		561
Other income	48	—	—		48
Total other expenses	(10,145)	—	(980)		(11,125)
Net income (loss)	(12,293)	10,299	(9,819)		(11,813)
Net income attributable to non-controlling interest	(46)	—	—		(46)
Net income (loss) attributable to stockholders	$(12,339)	$10,299	$(9,819)		$(11,859)

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND THE YEAR ENDED DECEMBER 31, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012:

(In thousands)	American Realty Capital Healthcare Trust, Inc. (1)	LaSalle Portfolio (2)	Pro Forma Adjustments LaSalle Portfolio		Pro Forma American Realty Capital Healthcare Trust, Inc.
Revenues:
Rental income	$30,379	$14,143	$793	(3)	$45,315
Operating expense reimbursements	5,194	3,018	—		8,212
Resident services and fee income	165	—	—		165
Total revenues	35,738	17,161	793		53,692
Operating expenses:
Property operating and maintenance	6,564	3,597	—		10,161
Operating fees to affiliate	987	—	—		987
Acquisition and transaction related	9,433	—	—		9,433
General and administrative	905	—	—		905
Depreciation and amortization	19,320	—	12,480	(4)	31,800
Total operating expenses	37,209	3,597	12,480		53,286
Operating income (loss)	(1,471)	13,564	(11,687)		406
Other income (expenses):
Interest expense	(9,184)	—	(1,306)	(5)	(10,490)
Other income	18	—	—		18
Total other expenses	(9,166)	—	(1,306)		(10,472)
Net income (loss)	(10,637)	13,564	(12,993)		(10,066)
Net loss attributable to non-controlling interest	2	—	—		2
Net income (loss) attributable to stockholders	$(10,635)	$13,564	$(12,993)		$(10,064)

The accompanying notes are an integral part of these Unaudited Pro Forma Consolidated Statements of Operations.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND THE YEAR ENDED DECEMBER 31, 2012

(1) Reflects the Company's historical operations for the period indicated as previously filed.
(2) Reflects the operations of the LaSalle Portfolio for the period indicated. Pro forma rent for the LaSalle Portfolio excludes prorated rent from September 27, 2013 (date of acquisition) to September 30, 2013, as rent for such period was included in the historical statement of operations as previously filed.
(3) Represents adjustments to straight-line rent for lease terms as of the acquisition date as well as adjustments for above and below market leases.
(4) Represents the estimated depreciation and amortization of real estate investments and intangible lease assets had the property been acquired as of the beginning of the periods presented.  Depreciation is computed using the straight-line method over the estimated lives of fifteen years for land improvements, forty years for buildings and five years for fixtures.  The value of in-place leases and tenant improvements are amortized to expense over the initial terms of the respective leases, which range from nine to 14 years.

(5)
Represents interest expense that would have been recorded on debt to be assumed in connection with the acquisition had the Remaining LaSalle Portfolio been acquired as of the beginning of the period presented. The Company will assume $18.9 million in mortgage note payable in connection with its acquisition with the Remaining LaSalle Portfolio that bears interest at a rate of 6.52% and requires only monthly interest payments, with the principal balance due on the maturity date in August 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

Date: December 9, 2013	By:	/s/ Brian S. Block
Brian S. Block
Executive Vice President and Chief Financial Officer